Leases - Future Minimum Lease Payments (Operating Leases) (Detail) - EUR (€) € in Millions	Dec. 31, 2017	Dec. 31, 2016
Future minimum rental payments:
Not later than one year	€ 684	€ 707
Later than one year and not later than five years	1,979	2,092
Later than five years	1,901	1,093
Total future minimum rental payments	4,564	3,893
Less: Future minimum rentals to be received	58	89
Net future minimum rental payments	€ 4,506	€ 3,804